Exhibit 10.2

AMENDMENT NO. 1

TO

CONSULTING SERVICES AGREEMENT

This Amendment (“Amendment No. 1”) is made between VistaGen Therapeutics, Inc., a Nevada corporation having an address at 343 Allerton Avenue, South San Francisco, California 94080 (“VistaGen”) and FitzPatrick & Co. LLC, a Delaware limited liability company (“Consultant”), and is effective as of June 1, 2022.

WHEREAS, VistaGen and Consultant entered into a Consulting Services Agreement dated January 21, 2022 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement to extend its term.

VistaGen and Consultant therefore agree as follows:

AMENDMENT

1.	The term of this Agreement shall be extended and continue until the later of December 31, 2022, or the expiration or termination of any statements of work that are active as of that date.

Except as expressly provided in this Amendment No. 1, the Agreement remains unchanged and in full force and effect.

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Each party is signing this agreement with the party’s authorized signature.

AGREED TO: VISTAGEN THERAPEUTICS, INC.	AGREED TO: FITZPATRICK & CO., LLC

By: /s/ Shawn K. Singh	By: /s/ Margaret Mary FitzPatrick

Name: Shawn K. Singh, J.D.	Name: Margaret Mary FitzPatrick

Title: Chief Executive Officer Date: June 1, 2022	Title: Managing Director Date: June 2, 2022